UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2023

PROSPECTOR CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39854	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Prospect Street, Suite 200

La Jolla, California 92037

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 449-9643

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PRSRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRSR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PRSRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, on June 12, 2023, Prospector Capital Corp., a Cayman Islands exempted company (“Prospector”), entered into a Business Combination Agreement, as amended as of September 25, 2023 (the “BCA”), with LeddarTech Inc., a corporation existing under the laws of Canada (“LeddarTech”), and LeddarTech Holdings Inc., a company incorporated under the laws of Canada and a wholly owned subsidiary of LeddarTech (“Newco”).

On December 21, 2023, as contemplated in the BCA, Prospector, LeddarTech and Newco completed a series of transactions:

●	LeddarTech completed the final tranche of a financing transaction pursuant to which it received, in the aggregate across all tranches, gross proceeds of approximately US$44.0 million (as more fully described in Newco’s registration statement on Form F-4 (File No. 333-275381), the “PIPE Financing”);

●	Prospector continued as a corporation existing under the laws of Canada (the “Continuance” and Prospector as so continued, “Prospector Canada”);

●	Prospector Canada and Newco amalgamated (the “Prospector Amalgamation” and Prospector Canada and Newco as so amalgamated, “Amalco”);

●	the preferred shares of LeddarTech converted into common shares of LeddarTech and, on the terms and subject to the conditions set forth in a plan of arrangement (the “Plan of Arrangement”), Amalco acquired all of the issued and outstanding common shares of LeddarTech from LeddarTech’s shareholders in exchange for common shares of Amalco having an aggregate equity value of $200 million (valued at $10.00 per share) plus an amount equal to the aggregate exercise price of LeddarTech’s outstanding “in the money” options immediately prior to the Prospector Amalgamation (the “Share Exchange”) plus additional Amalco “earnout” shares (with the terms set forth in the BCA);

●	LeddarTech and Amalco amalgamated (the “Company Amalgamation” and LeddarTech and Amalco as so amalgamated, the “Surviving Company”); and

●	in connection with the Company Amalgamation, the securities of Amalco converted into an equivalent number of corresponding securities in the Surviving Company (other than as described in the BCA with respect to the Prospector Class B ordinary shares) and each of LeddarTech’s equity awards (other than options to purchase LeddarTech’s class M shares) were cancelled for no compensation or consideration and LeddarTech’s equity plans were terminated (and the options to purchase LeddarTech’s class M shares became options to purchase common shares of the Surviving Company (the “Surviving Company Common Shares”)).

The Continuance, the Prospector Amalgamation, the Share Exchange, the Company Amalgamation and the other transactions contemplated by the BCA are hereinafter referred to as the “Business Combination”.

On December 21, 2023 (the “Closing Date”), an aggregate of 855,440 Prospector Class A ordinary shares, par value $0.0001 per share (the “Prospector Class A Shares”), representing approximately 39% of the total Prospector Class A Shares then outstanding, exercised their right to redeem those shares for approximately $10.91 per share, or a total of approximately $9.3 million paid from Prospector’s trust account (the “SPAC Redemptions”) in accordance with the terms of Prospector’s amended and restated memorandum and articles of association, as amended. Following the SPAC Redemption, as part of a series of related steps in connection with the consummation of the Business Combination, Prospector distributed 1,338,616 Prospector Class A Shares (the “Dividend Shares”) to the holders on the Closing Date of the 1,338,616 Prospector Class A Shares that were not redeemed in connection with the Business Combination. Such distribution was not made with respect to any other Prospector or LeddarTech shares issued and outstanding prior to or upon consummation of the Business Combination.

On the Closing Date, the following securities issuances were made by the Surviving Company to Prospector’s securityholders following the SPAC Redemptions and in connection with the distribution of the Dividend Shares: (i) each outstanding Prospector Class A Share was exchanged for one Surviving Company Share, (ii) each outstanding non-voting special share of Prospector, a new class of shares in the capital of Prospector convertible into Prospector Class A Shares, was exchanged for one non-voting special share of the Surviving Company and (iii) each outstanding warrant of Prospector (the “Prospector Warrants”), which includes 965,749 Prospector Warrants that were issued upon conversion of the amount accrued under Prospector’s convertible note with the Sponsor to finance Prospector’s transaction costs in connection with its initial business combination, was assumed by the Surviving Company and became a warrant of the Surviving Company (“Surviving Company Warrant”).

On the Closing Date, following the SPAC Redemptions and the foregoing issuances, LeddarTech’s shareholders immediately prior to the consummation of the Business Combination, including investors in the PIPE Financing, received Surviving Company Common Shares pursuant to the BCA representing approximately 69.5% of the Surviving Company Common Shares outstanding immediately following the consummation of the Business Combination.

The description of the BCA contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the BCA, which was filed as Exhibit 2.1 to Prospector’s Current Report on Form 8-K filed on June 14, 2023, and the amendment to the BCA, which was filed as Exhibit 2.1 to Prospector’s Current Report on Form 8-K filed on September 28, 2023, which are incorporated by reference herein.

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, Prospector, the Surviving Company and Continental Stock Transfer & Trust Company (“Continental”) entered into that certain Warrant Assignment, Assumption and Amendment Agreement (the “Warrant Agreement Amendment”). The Warrant Agreement Amendment amends that certain Warrant Agreement, dated as of January 7, 2021, by and between Prospector and Continental (the “Existing Warrant Agreement,” and, as amended by the Warrant Agreement Amendment, the “New Warrant Agreement”), to provide for the assignment by Prospector of all its rights, title and interest in the Prospector Warrants to the Surviving Company. Pursuant to the New Warrant Agreement, all Prospector Warrants under the Existing Warrant Agreement will no longer be exercisable for Prospector Class A Shares, but instead became exercisable for Surviving Company Common Shares immediately following the consummation of the Business Combination.

The foregoing description of the New Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Warrant Agreement Amendment and the Existing Warrant Agreement, which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the following material agreements of Prospector terminated in accordance with their terms: (i) that certain Investment Management Trust Agreement, dated as of January 7, 2021, between Prospector and Continental, pursuant to which Continental invested the proceeds of Prospector’s initial public offering in a trust account and facilitated the SPAC Redemptions; (ii) that certain Administrative Support Agreement, dated as of January 7, 2021, between Prospector and Prospector Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), pursuant to which the Sponsor provided office space, utilities, and secretarial and administrative support to Prospector for a fee of $10,000 per month; and (iii) the Letter Agreement, dated as of January 7, 2021, made in favor of Prospector by each officer and director of Prospector and the Sponsor, which included covenants of such persons to vote in favor of Prospector’s initial business combination and not to participate in the SPAC Redemptions, among other things.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 1.01 and 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Business Combination, on the Closing Date, Prospector and the Surviving Company notified the Nasdaq Stock Market LLC (“Nasdaq”) that the articles of arrangement relating to the Business Combination had been filed and that Prospector’s outstanding securities had been converted into securities of the Surviving Company, as described in Item 1.02 above. Prospector and the Surviving Company jointly requested that Nasdaq delist Prospector units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant (the “Prospector Units”), Prospector Class A Shares, and Prospector Warrants on December 21, 2023, and as a result, trading of Prospector Units, Prospector Class A Shares and Prospector Warrants on Nasdaq was suspended before market open on December 22, 2023.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of Prospector occurred, as is further described in the Introductory Note.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the BCA, and effective as of the Closing Date, each of Prospector’s officers and directors resigned as a member of Prospector’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between Prospector and the officers and directors on any matter relating to Prospector’s operations, policies or practices.

Item 8.01 Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release issued by the Surviving Company announcing the consummation of the Business Combination.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Warrant Assignment, Assumption and Amendment Agreement, dated December 21, 2023.
4.2	Warrant Agreement, dated January 7, 2021 (incorporated by reference to Exhibit 4.1 to Prospector’s Current Report on Form 8-K, filed with the SEC on January 12, 2021).
99.1	Press Release, dated December 21, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECTOR CAPITAL CORP.

	By:	/s/ Derek Aberle
		Name:	Derek Aberle
		Title:	Chief Executive Officer

Dated: December 28, 2023

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